Advisor Shares

                                                                      prospectus

                                                               December 28, 1999

                                                             FRIENDS IVORY FUNDS
                                             Friends Ivory Social Awareness Fund
                                    Friends Ivory European Social Awareness Fund

                                                              Investment Adviser
                                                      Friends Ivory & Sime, Inc.
                                                          Investment Sub-Adviser
                                                        Friends Ivory & Sime plc



    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                          [Logo Omitted of Friends Ivory & Sime]

About This Prospectus

Friends Ivory Funds (Trust) is a mutual fund family that offers different classes of shares in separate socially responsible investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Advisor Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            Page

RISK/RETURN INFORMATION COMMON TO THE FUNDS ..............................     2
FRIENDS IVORY SOCIAL AWARENESS FUND ......................................     4
FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND .............................    10
MORE INFORMATION ABOUT RISK ..............................................    15
MORE INFORMATION ABOUT FUND INVESTMENTS ..................................    16
THE INVESTMENT ADVISER AND SUB-ADVISER ...................................    17
PORTFOLIO MANAGERS ............... .......................................    18
PURCHASING, SELLING AND EXCHANGING FUND SHARES ...........................    20
DIVIDENDS AND DISTRIBUTIONS AND TAXES ....................................    25
HOW TO OBTAIN MORE INFORMATION ABOUT FRIENDS IVORY FUNDS ...........  Back Cover

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In addition, the Funds' bias toward investing in socially responsible companies may cause them to underperform funds that operate without such constraints. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

FRIENDS IVORY & SIME'S APPROACH TO SOCIALLY RESPONSIBLE INVESTING

The Funds' investment manager, Friends Ivory & Sime, Inc., utilizes an investment approach that extends beyond the traditional obligation to safeguard return to include the use of money in a socially responsible manner. Friends Ivory & Sime's approach to socially responsible investing makes use of a screening process referred to as a positive social screen. This positive social screen is implemented by Friends Ivory & Sime's Ethics Team, which is led by Karina Litvack in Europe and Elizabeth Elliott McGeveran in the USA. The investment process results in a list of companies that, in the view of the Funds' managers, will both meet their stated financial and investment criteria and provide quality products that enhance or sustain society or the environment, pursue diversity and progressive employment practices, protect the environment, demonstrate corporate accountability and are proactive in improving human rights. The investment process also filters out companies with substantial involvement in military contracting, environmental damage or pollution, nuclear power and promoting tobacco, alcohol or gambling. Friends Ivory & Sime's Ethics Team has developed and continually updates the social screening criteria and ensures that each individual investment complies.

FRIENDS IVORY SOCIAL AWARENESS FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital growth

INVESTMENT FOCUS                    U.S. common stocks

SHARE PRICE VOLATILITY              Medium

PRINCIPAL INVESTMENT STRATEGY       Purchasing primarily stocks of large,
                                    well-established companies with
                                    above-average growth potential that meet the Fund's ethical policy criteria

INVESTOR PROFILE                    Investors who can withstand the share price
                                    volatility associated with equity fund
                                    investing, and who want ethical factors to play a role in their investment portfolio

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Friends Ivory Social Awareness Fund invests primarily in common stocks issued by large, well-established U.S. companies that the Fund's investment manager, Friends Ivory & Sime, Inc., believes have above-average growth potential and that meet the Fund's ethical screening criteria. The portfolio will be diversified across various industries and among eligible issuers.

The investment manager initially screens companies using core growth oriented investing criteria. It looks for companies which:

o are expected to sustain above average growth in earnings per share;

o have an improving business outlook; and

o are expected to demonstrate above average consistency in the progression of earnings per share.

ETHICAL POLICIES

Among the companies that meet these investment criteria, the investment manager's Ethics Team then searches out those companies whose products and services deliver real benefits to society or the natural environment, and whose practices demonstrate a commitment to corporate responsibility and shareholder dialogue. Such companies will typically have the following characteristics:

ENVIRONMENTAL CONCERN - The investment manager will favor companies which produce environmentally responsible products and which demonstrate a commitment to environmental responsibility, high quality environmental reporting and environmental management systems (EMS). The investment manager will also encourage companies which operate in high environmental-impact sectors to achieve high standards of environmental reporting.

SOCIALLY/ENVIRONMENTALLY RESPONSIBLE PRODUCTS - The investment manager will favor companies whose products or services enhance or sustain society or the natural environment.

EQUAL OPPORTUNITY/DIVERSITY - The investment manager will favor companies that have demonstrated a commitment to employee welfare, and will encourage companies to adopt policies and practices that support this commitment. The investment manager will also seek to invest in companies which foster diversity in the workplace at all levels, and guarantee equal opportunities in terms of gender, ethnic origin and sexual orientation in hiring, promotion and purchasing from and subcontracting with outside vendors.

HUMAN RIGHTS - For companies in sectors particularly exposed to human rights issues, the investment manager will favor companies that are proactive in improving human rights in their countries of operation. The investment manager would encourage companies to adopt effective policies and practices on human rights to insure that issues are dealt with effectively.

The investment manager will also focus on companies which embody good corporate citizenship practices and which do not derive a significant percentage of their revenues from businesses relating to the production of alcohol, tobacco, gambling, military or weapons, pornography or nuclear power.

Stocks may be sold if they experience fundamental change in the investment outlook, no longer meet the Fund's ethical criteria, or if a better investment opportunity arises.

The Fund has the ability to change the above ethical criteria as circumstances change without shareholder approval, but does not currently intend to do so.

PRINCIPAL RISKS OF INVESTING IN THE FRIENDS IVORY SOCIAL AWARENESS FUND

EQUITY RISK - Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETHICAL INVESTING RISK - The Fund's ethical standards will bar the Fund from investing in certain types of companies. As a result, the Fund may miss opportunities to invest in certain companies that are providing superior performance to the market as a whole. While these consequences may at times adversely affect Fund performance when compared to broad market indices or to similar funds managed without similar ethical investment constraints, the Fund may outperform these market indices and other funds over certain time periods.

INVESTMENT STYLE RISK - The manager's investment approach favors growth-oriented companies. Stocks of growth-oriented companies may underperform stocks of other types of companies (e.g., "value" stocks) during a given period. Also, the Fund will have an investment focus on large capitalization companies, and the stocks of such companies may underperform those issued by smaller entities. As a result, the Fund may underperform funds with a value investing tilt or with a bias to smaller or mid-sized companies. The Fund is also subject to the risk that U.S. equity securities may underperform other segments of the world equity markets.

PERFORMANCE INFORMATION

The information set forth below represents the performance of the Adviser's predecessor private account. The private account commenced operations before the Fund's registration statement became effective. This past performance has been adjusted to reflect current expenses for the Advisor Shares of the Fund. Advisor Shares have different expenses than the private account, which will result in different performance. The Adviser's private account was not a registered mutual fund, so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the private account's performance may have been lower. Nevertheless, the Adviser believes that the private account has been managed in a manner that is equivalent in all material respects as to objectives, policies, guidelines and restrictions to how the Fund will be managed. The performance information provided was prepared in accordance with standard SEC average annual total return calculations. The performance was calculated by deducting the expenses to reflect the charges applicable to Advisor Shares of the Funds. The performance information supplied by the Adviser has not been audited or verified, but the Trust believes that the information is reliable.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

[Bar Chart Omitted] Plot Points are as follows:

                         1997                36.05%
                         1998                32.34%*

     This bar chart shows changes in the performance of the Fund's predecessor account from year to year for 2 years.

                      Best Quarter        Worst Quarter
                      ------------        -------------
                         25.93%              (10.12)%
                       (12/31/98)          (09/30/98)

----------
* For the period from January 1, 1999, to September 30, 1999, the predecessor private account's total return was 0.00%. The assets of the predecessor's separate account (approximately $27.7 million) were transferred to the Fund on December 28, 1999.

THIS TABLE COMPARES THE PREDECESSOR PRIVATE ACCOUNT'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998 TO THOSE OF THE STANDARD & POOR'S 500 COMPOSITE INDEX.

                                                              ONE        SINCE
                                                              YEAR     INCEPTION
--------------------------------------------------------------------------------
FRIENDS IVORY SOCIAL AWARENESS FUND - ADVISOR SHARES         32.34%     33.06%*

STANDARD & POOR'S 500 COMPOSITE INDEX                        28.76%     31.84%**

----------
 * The predecessor private account commenced operations on October 1, 1996. On December 28, 1999, the Fund acquired the assets of the private account. Information shown for the periods prior to December 28, 1999, relates to the private account, and has been adjusted to reflect the current expenses of the Fund.

** Since October 1, 1996.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                      Advisor
                                                      Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                               0.75%
Distribution (12b-1) Fees                              0.25%
Other Expenses                                         0.73%
                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.73%
Fee Waivers and Expense Reimbursements                (0.48)%
                                                      -----
NET OPERATING EXPENSES                                 1.25%*

----------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% for the Advisor Shares for a period of one year. After that time, the Adviser has the option to renew this agreement. For more information about these fees, see "The Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 Year     3 Years
                                                ------     -------
ADVISOR SHARES                                   $127        $498

FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital growth

INVESTMENT FOCUS                    European common stocks

SHARE PRICE VOLATILITY              Medium

PRINCIPAL INVESTMENT STRATEGY       Purchasing stocks of large capitalization
                                    European companies with above-average growth potential that meet the Fund's ethical policy criteria

INVESTOR PROFILE                    Investors who can withstand the share price
                                    volatility associated with international equity fund investing and who want ethical factors to play a role in their investment portfolio

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Friends Ivory European Social Awareness Fund invests primarily in common stocks issued by large, well-established European companies that the Fund's investment manager, Friends Ivory & Sime plc, believes have above-average growth potential and that meet the Fund's ethical screening criteria. The portfolio will be diversified across various industries and among eligible issuers.

The Fund seeks to reduce risk by diversifying the Fund's portfolio across countries, issuers and industries. The investment manager will focus on stocks of companies located in the more developed European markets, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom, and may invest in some emerging market issuers.

The investment manager initially screens companies using core growth oriented investing criteria. It looks for companies which:

o  are expected to sustain above average growth in earnings per share;

o  have an improving business outlook; and

o are expected to demonstrate above average consistency in the progression of earnings per share.

ETHICAL POLICIES

Among the companies that meet these investment criteria, the investment manager's Ethics Team then searches out those companies whose products and services deliver real benefits to society or the natural environment, and whose practices demonstrate a commitment to corporate responsibility and shareholder dialogue. Such companies will typically have the following characteristics:

ENVIRONMENTAL CONCERN - The investment manager will favor companies which produce environmentally responsible products and which demonstrate a commitment to environmental responsibility, high quality environmental reporting and environmental management systems (EMS). The investment manager will also focus on companies which operate in high environmental-impact sectors to achieve high standards of environmental reporting and EMS.

SOCIALLY/ENVIRONMENTALLY RESPONSIBLE PRODUCTS - The investment manager will favor companies whose products or services enhance or sustain society or the natural environment.

EQUAL OPPORTUNITY/DIVERSITY - The investment manager will favor companies that have demonstrated a commitment to employee welfare, and will encourage companies to adopt policies and practices that support this commitment. The investment manager will also seek to invest in companies which foster diversity in the workplace at all levels, and guarantee equal opportunities in terms of gender, ethnic origin and sexual orientation in hiring, promotion and purchasing from and subcontracting with outside vendors.

HUMAN RIGHTS - For companies in sectors particularly exposed to human rights issues, the investment manager will favor companies that are proactive in improving human rights in their countries of operation. The investment manager would encourage companies to adopt effective policies and practices on human rights to insure that issues are dealt with effectively.

The investment manager will also focus on companies which embody good corporate citizenship practices and which do not derive a significant percentage of their revenues from businesses relating to the production of alcohol, tobacco, gambling, military or weapons, pornography or nuclear power.

Stocks may be sold if they experience fundamental change in the investment outlook, no longer meet the Fund's ethical criteria, or if a better investment opportunity arises. The Fund has the ability to change the above ethical criteria as circumstances change without shareholder approval, but does not currently intend to do so.

PRINCIPAL RISKS OF INVESTING IN THE FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND

EQUITY RISK - Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETHICAL INVESTING RISK - The Fund's ethical standards will bar the Fund from investing in certain types of companies. As a result, the Fund may miss opportunities to invest in certain companies that are providing superior performance to the market as a whole. While these consequences may at times adversely affect Fund performance when compared to broad market indices or to similar funds managed without similar ethical investment constraints, the Fund may outperform these market indices and other funds over certain time periods.

FOREIGN SECURITY RISKS - Transaction costs in European countries are generally higher than those in the U.S., and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investing in foreign countries poses additional market risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, the Fund's investments in foreign countries are generally denominated in a foreign currency, and changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from events that otherwise affect the value of the security in the issuer's home country. The Fund at times may attempt to hedge against variations in foreign exchange rates.

INVESTMENT STYLE RISK - The manager's investment approach favors growth-oriented companies. Stocks of growth-oriented companies may underperform stocks of other types of companies (e.g., "value" stocks) during a given period. Also, the Fund will have an investment focus on large capitalization companies, and the stocks of such companies may underperform those issued by smaller entities. As a result, the Fund may underperform funds with a value investing tilt or with a bias to smaller or mid-sized companies. The Fund is also subject to the risk that European equity securities may underperform other segments of the world equity markets.

PERFORMANCE INFORMATION

Prior to December 28, 1999, the Friends Ivory European Social Awareness Fund had not commenced operations, and did not have a performance history.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        ADVISOR
                                                        SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                0.85%
Distribution (12b-1) Fees                               0.25%
Other Expenses                                          0.94%
                                                      ------
TOTAL ANNUAL FUND OPERATING EXPENSES                    2.04%
Fee Waivers and Expense Reimbursements                 (0.34)%
                                                      ------
NET OPERATING EXPENSES                                  1.70%*

----------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.70% for the Advisor Shares for a period of one year. After that time, the Adviser has the option to renew this agreement. For more information about these fees, see "The Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 Year    3 Years
                                                  ------    -------
ADVISOR SHARES                                     $173       $607

MORE INFORMATION ABOUT RISK

YEAR 2000 RISK - The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses.

The Funds have asked their mission-critical service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have sought and received assurances from such service providers that they are devoting significant resources to prevent material adverse consequences to the Funds. While such assurances have been received, the Funds and their shareholders may experience losses if these assurances prove to be incorrect, or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

MASTER/FEEDER OPTION The Funds may in the future seek to achieve their investment objective by investing all of a Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Also, future Funds may be established as master/feeder funds. The initial shareholder of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Funds use under normal conditions and each Fund will normally invest at least 65% of its assets in the types of securities described in this prospectus. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Funds cannot guarantee that any Fund will achieve its investment goal.

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

THE INVESTMENT ADVISER AND SUB-ADVISER

Friends Ivory & Sime, Inc. (the "Adviser") serves as the Adviser to the Friends Ivory Social Awareness Fund and the Friends Ivory European Social Awareness Fund. The Adviser makes investment decisions for the Friends Ivory Social Awareness Fund and continuously reviews, supervises and administers the Fund's investment program. Friends Ivory & Sime plc (the "Sub-Adviser"), Sub-Adviser to the Friends Ivory European Social Awareness Fund, makes investment decisions for the assets of the Fund and administers the Fund's investment program under the supervision of the Adviser.

The Board of Trustees of Friends Ivory Funds supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser follow in their management activities.

As of September 30, 1999, the Adviser had approximately $4.2 billion in assets under management, and the Sub-Adviser had approximately $52.1 billion in assets under management. For its services to the Funds, the Adviser is entitled to receive investment advisory fees from the Funds as follows:

FRIENDS IVORY SOCIAL AWARENESS FUND                          0.75%
FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND                 0.85%

The Adviser will compensate the Sub-Adviser out of its advisory fee for the Friends Ivory European Social Awareness Fund. The Adviser intends to use up to 10% of the advisory fees it receives from the Funds to support charitable causes.

PORTFOLIO MANAGERS

The FRIENDS IVORY SOCIAL AWARENESS FUND is managed by a team of investment professionals. The lead manager is Mr. Andrew Pringle. Mr. Pringle served in portfolio management positions with Friends Provident Asset Management, predecessor to the Adviser, since 1985. Mr. Pringle has served as Director & Senior Vice President at the Adviser since 1998. He has managed U.S. ethical equity portfolios since 1996. He has more than 14 years of investment experience. Elizabeth Elliott McGeveran is Vice President of Ethical Research at the Adviser. Prior to joining the Adviser in November 1999, Ms. McGeveran was the Managing Director of Co-op America.

Ms. Debbie Clarke is the lead manager of a team of Friends Ivory & Sime plc investment professionals who make investment decisions for the FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND. She is currently head of the firm's Large Companies Team, responsible for the management of U.K. and pan-European portfolios, as well as coordinator of the Pan-European Large Cap Research Team. In 1998, Ms. Clarke joined London & Manchester Group plc, which was acquired by the Sub-Adviser in 1999. Ms. Clarke is responsible for a team of pan-European analysts and portfolio managers. She has over 15 years of investment experience. Mr. Ian Peart is Director of Pan-European Equities. He is responsible for managing continental European and pan-European portfolios. He was previously based at the Adviser's New York office, managing U.S. and Canadian institutional and retail equity portfolios, including insurance, pension and mutual fund assets. Mr. Peart joined the firm in 1992. He has over 11 years of investment experience. Ms. Liz Feinstein is fund manager of Pan-European Equities. She is currently a member of the Pan-European Team and is responsible for continental European portfolios, including ethical mandates. Ms. Feinstein is also a member of the Pan-European Large Company Research Team. Prior to joining the firm, she was responsible for managing Latin American equity portfolios. She has over 12 years of investment experience. Mr. Nick Hawken is Assistant Director of Unitized Funds. He is responsible for managing the U.K. Equity, U.K. Growth and U.K. Focus unit trusts, together with the FPLAL Closed Fund. Prior to joining the firm, Mr. Hawken worked at Confederation Life. He has over 12 years of investment experience. Mr. David Moss is an Analyst with the firm. He is currently a member of the Pan-European Large Company Research Team, specializing in the general retailing and beverage sectors. Mr. Moss joined the London & Manchester Group in 1996 as a Fixed Interest Analyst. In 1998, Mr. Moss began working on the U.K. Equities Team as an Analyst, specializing in seven sectors including retailers and media. He has over 3 years of investment experience. Karina Litvack is Director of Socially Responsible Investing Research. Ms. Litvack joined the firm in 1998 and previously was a Green Development project manager for New York City Economic Development Corporation and was also an Environmental Researcher for Oko Vision based in Frankfurt, Germany.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Advisor Shares of the Funds.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

o Mail

o Telephone

o Wire

o Direct Deposit, or

o Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-800-481-4404. Unless you arrange to pay by wire or through direct deposit or ACH, write your check, payable in U.S. dollars, to "Friends Ivory Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order (including a completed application and payment).

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order before each Fund calculates its NAV (generally, 4:00 p.m., Eastern time).

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Friends Ivory European Social Awareness Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate its NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in either Fund at least $2,500. To open an IRA account, you must invest at least $1,000 in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $50.

A Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Social Awareness and European Social Awareness Fund shares automatically through regular deductions from your account in amounts of at least $50 per month following your initial investment in the Funds.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

HOW TO SELL YOUR FUND SHARES

Holders of the Funds may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-800-481-4404.

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-800-481-4404. The minimum amount for telephone redemptions is $250.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum as a result of a redemption, you may be required to sell your shares. The account balance minimums are $1,000.

We will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan for Advisor Shares that allows the Fund to pay distribution fees for the sale and distribution of Advisor Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees for Advisor Shares, as a percentage of average daily net assets, are 0.25% for each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds.

DIVIDENDS AND DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income at least annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive these distributions. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio of the Friends Ivory European Social Awareness Fund.

THE FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND MAY BE ABLE TO PASS ALONG A TAX CREDIT FOR FOREIGN INCOME TAXES IT PAYS. THE FUND WILL NOTIFY YOU IF IT GIVES YOU THE CREDIT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Notes

Notes

Notes

                               FRIENDS IVORY FUNDS

INVESTMENT ADVISER

Friends Ivory & Sime, Inc.
One World Trade Center
Suite 2101
New York, New York 10048

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about each Fund is available upon request and without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated December 28, 1999 includes detailed information about the Friends Ivory Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-481-4404         BY MAIL: Write to us at:
                                          Friends Ivory Funds
                                          P.O. Box 446
                                          Portland, ME 04112

BY E-MAIL: fifunds@seic.com               BY INTERNET: www.friendsivoryfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Friends Ivory Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Friends Ivory Funds' Investment Company Act registration number is 811-09601.

FIS-F-001-01

                               FRIENDS IVORY FUNDS

                       FRIENDS IVORY SOCIAL AWARENESS FUND
                  FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND


                               INVESTMENT ADVISER:
                           FRIENDS IVORY & SIME, INC.

                             INVESTMENT SUB-ADVISER:
                            FRIENDS IVORY & SIME PLC


This Statement of Additional Information is not a prospectus and relates only to the Friends Ivory Social Awareness Fund ("Social Awareness") and the Friends Ivory European Social Awareness Fund ("European Social Awareness") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Friends Ivory Funds (the "Trust"), and should be read in conjunction with the Funds' Prospectus dated December 28, 1999. The Prospectus may be obtained without charge by calling 1-800-481-4404.

                                TABLE OF CONTENTS
THE TRUST ...................................................................S-2
INVESTMENT OBJECTIVES........................................................S-2
INVESTMENT POLICIES..........................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................S-4
INVESTMENT LIMITATIONS......................................................S-10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ........................S-11
THE ADVISER.................................................................S-11
THE SUB-ADVISER.............................................................S-12
THE ADMINISTRATOR...........................................................S-12
DISTRIBUTION AND SHAREHOLDER SERVICES.......................................S-13
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-14
COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-15
PURCHASE AND REDEMPTION OF SHARES...........................................S-16
DETERMINATION OF NET ASSET VALUE............................................S-16
TAXES.......................................................................S-16
PORTFOLIO TRANSACTIONS......................................................S-18
VOTING......................................................................S-19
DESCRIPTION OF SHARES.......................................................S-20
INDEPENDENT AUDITORS .......................................................S-20
CUSTODIAN...................................................................S-20
LEGAL COUNSEL...............................................................S-20
FINANCIAL STATEMENTS .......................................................S-20

December 28, 1999

THE TRUST

This Statement of Additional Information relates only to the Friends Ivory Social Awareness Fund ("Social Awareness") and Friends Ivory European Social Awareness Fund ("European Social Awareness") (each a "Fund" and, together the "Funds"). Each is a separate series of Friends Ivory Funds (the "Trust"), an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 14, 1999. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares through two separate classes, Institutional Shares and Advisor Shares, which provide for variations in distribution and shareholder servicing costs, transfer agent fees, voting rights and dividends. Except for these differences between the Institutional Shares and the Advisor Shares, each share of each series represents an equal proportionate interest in that series. Institutional Shares are not currently available to investors. Please see "Description of Shares" for more information.

INVESTMENT OBJECTIVES

FRIENDS IVORY SOCIAL AWARENESS FUND -- The Friends Ivory Social Awareness Fund seeks long-term capital growth.

FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND -- The Friends Ivory European Social Awareness Fund seeks long-term capital growth.

INVESTMENT POLICIES

FRIENDS IVORY SOCIAL AWARENESS FUND--The Friends Ivory Social Awareness Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of U.S. issuers that the Adviser believes have above-average earnings growth potential. The Fund seeks to purchase securities that are well diversified across industries and issuers. The Fund will limit its exposure to any single issuer to a maximum of 10% of its assets. The Fund expects its investments to emphasize large capitalization (companies with market capitalizations of over $1 billion) core growth companies, but will typically invest in companies with market capitalizations of over $10 billion.

Any remaining assets may be invested in other equity securities, including convertible and preferred stocks, warrants and rights to purchase common stocks, and the Fund may invest up to 10% of its total assets in American Depository Receipts ("ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities, and may engage in securities lending transactions.

The Fund's investment manager, Friends Ivory & Sime, Inc., utilizes an investment approach of socially responsible investing. The investment process entails performing a disciplined bottom-up analysis to identify a company's earnings and growth potential. Friends Ivory & Sime then employs fundamental analyses to identify companies that qualify for further in-depth analysis, including consideration of their current and historic earnings trends, quality of management, recent developments and shareholder value. After appropriate companies have been identified, Friends Ivory & Sime's Ethics Team conducts social screens based on the Fund's ethical policies. This investment process results in a list of companies that provide quality products that enhance or sustain society or the environment, pursue diversity and progressive employment practices, protect the environment, and demonstrate corporate accountability. The investment process also filters out companies engaged in military contracting, environmental damage or pollution, and promoting tobacco, alcohol or gambling. Friends Ivory & Sime has developed and continually updates the social screening criteria and ensures that each individual investment complies. The result is a portfolio of companies, which are continually reviewed to determine whether they meet the established ethical and investment criteria. If an issuer is found to have breached the ethical criteria, the Fund will sell the investment within 90 days of the discovery of the breach.

FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND -- The Friends Ivory European Social Awareness Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of equity securities of issuers located in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal, Spain,

Sweden, Switzerland and the United Kingdom. The Fund may also invest up to 10% of its assets in securities of European emerging market issuers.

The securities purchased by the Fund will be listed on recognized foreign exchanges, but securities may be purchased in over-the-counter markets or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Fund expects its investments to emphasize large capitalization (companies with market capitalizations of over $1 billion) growth companies.

The Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

The Fund's investment manager, Friends Ivory & Sime plc, utilizes an investment approach of socially responsible investing. The investment process entails performing a disciplined bottom-up analysis to identify a company's earnings and growth potential. Friends Ivory & Sime plc then employs fundamental analyses to identify companies that qualify for further in-depth analysis, including consideration of their current and historic earnings trends, quality of management, recent developments and shareholder value. After appropriate companies have been identified, Friends Ivory & Sime plc's Ethics Team conducts social screens based on the Fund's ethical policies. This investment process results in a list of companies that provide quality products that enhance or sustain society or the environment, pursue diversity and progressive employment practices, protect the environment, and demonstrate corporate accountability. The investment process also filters out companies engaged in military contracting, environmental damage or pollution, and promoting tobacco, alcohol or gambling. Friends Ivory & Sime plc has developed and continually updates the social screening criteria and ensures that each individual investment complies. The result is a portfolio of companies, which are continually reviewed to determine whether they meet the established ethical and investment criteria. If an issuer is found to have breached the ethical criteria, the Fund will sell the investment within 90 days of the discovery of the breach.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations. Equity securities are the principal investments of the Funds.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Friends Ivory European Social Awareness Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

HEDGING

Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

It is possible that an annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Under normal circumstances a typical turnover for similar accounts run by the Adviser has been 30%-50%.

REITS

The Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries. Securities of foreign issuers are the principal investments of the Friends Ivory European Social Awareness Fund.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

YEAR 2000

The Funds depend on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Funds have asked their mission critical service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have sought and received assurances from such service providers that they are devoting significant resources to prevent material adverse consequences to the Funds. While such assurances have been received, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses to the Funds and their shareholders.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Unregistered securities sold in reliance on the exemption from registration in
Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, the following persons owned beneficially 5% or more of each Fund's outstanding shares, as of December 15, 1999. Friends Ivory & Sime, Inc., One World Trade Center, Suite 2101, New York, New York 10048, owned 100% of each Fund's outstanding shares.

THE ADVISER

Friends Ivory & Sime, Inc., One World Trade Center, Suite 2101, New York, NY 10048, is a professional investment management firm whose predecessor was founded on May 2, 1975. Friends Ivory & Sime plc is the controlling shareholder of the Adviser, and Peter Derek Jones is the Chairman of the Adviser. As of September 30, 1999, the Adviser had discretionary management authority with respect to approximately $4.2 billion of assets.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE SUB-ADVISER

Friends Ivory & Sime plc, 15 Old Bailey, London EC4M 7AP, United Kingdom, is a professional investment management firm whose predecessor was founded in 1895. Peter Derek Jones is the CEO of the Sub-Adviser and John Stubbs is the Director of the Sub-Adviser. As of September 30, 1999, the Sub-Adviser had discretionary management authority with respect to approximately $52 billion of assets.

The Sub-Adviser serves as the investment adviser for the Friends Ivory European Social Awareness Fund ("European Social Awareness") under an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser makes the investment decisions for the assets of Friends Ivory European Social Awareness and continuously reviews, supervises and administers Friends Ivory European Social Awareness Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Sub-Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for an Initial Term of three (3) years after the effective date of the agreement and thereafter, for successive periods of two (2) years unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated only: (a) by the mutual written agreement of the parties; (b) by either party hereto on 90 days' written notice, as of the end of the Initial Term or the end of any Renewal Term; (c) by either party hereto on such date as is specified in written notice given by the terminating party, in the event of a material breach of this Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Trust, effective upon the liquidation of such Fund or the Trust, as the case may be. For purposes of this Agreement, the term "liquidation" shall mean a transaction in which the assets of the Administrator, the Trust or a Fund are sold or otherwise disposed of and proceeds therefrom are distributed in cash to the shareholders in complete liquidation of the interests of such shareholders in the entity.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. II and UAM Funds, Inc.

DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan (the "Plan") for the Advisor Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees, as defined in the Plan. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Trust will pay a fee of up to 0.25% of the average daily net assets of each Fund's Advisor Shares that the Distributor can use to compensate broker-dealers and service providers, including SEI Investments Distribution Co. and its affiliates, which provide distribution-related services to the Funds' Advisor shareholders or their customers who beneficially own Advisor Shares.

The distribution-related services that may be provided under the Plan include shareholder services such as establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; and automatically investing customer account cash balances.

Except to the extent that the Adviser benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Plan or related agreements.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds?, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

TRUSTEES

* J. ROBERT BLOOM, JR. (DOB 08/15/41) - Trustee - President and CEO, Friends Ivory & Sime, Inc., since October 1998; President, Friends Vilas Fischer Trust Company, June 1998 to present; Chief Investment Officer, Friends Vilas Fischer Trust Company, November 1995 to April 1998.

STEPHEN VIEDERMAN (DOB 03/21/35) - Trustee - President and Director, Jessie Smith Noyes Foundation (Philanthropy) since 1986.

MARK BOLES (DOB 05/25/60) - Trustee - Teacher, Perth Amboy Adult School since 1995; Teacher, St. Anthony's High School, 1994-1995.

VIDETTE BULLOCK MIXON (DOB 08/27/52) - Trustee - Director of Corporate Relations and Social Concerns, General Board of Pension and Health Benefits, the United Methodist Church, since May 1981.

OFFICERS

GEORGE WALKER (DOB 07/25/61) - President - Chief Marketing Officer, Friends Ivory & Sime, Inc., since 1991.

ANDREW M. PRINGLE (DOB 10/27/59) - Senior Vice President - Director and Investment Manager, Friends Ivory & Sime, Inc., since 1985.

DEBRA L. LISS (DOB 10/29/57) - Vice President - Vice President, Intermediary Marketing, Friends Ivory & Sime, Inc., since 1999. Regional Sales
Representative, Oppenheimer Funds (mutual funds), 1993-1998.

JOHN H. GRADY, JR. (DOB 06/01/61) - Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

JAMES F. VOLK - (DOB 08/28/62) - Treasurer - Accounting Director of the Administrator since 1996. Assistant Chief Accountant, U.S. Securities and Exchange Commission, Division of Investment Management, 1993-1996.

JAMES R. FOGGO (DOB 06/30/64) - Assistant Secretary - Vice President and Assistant Secretary of SEI Investments since 1998 and Vice President and Assistant Secretary of the Administrator and Distributor since 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler, L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

EDWARD T. SEARLE (DOB 04/03/54) - Assistant Treasurer - Vice President and Assistant Secretary of the Administrator and Distributor since 1999; Associate, Drinker Biddle & Reath LLP (law firm), 1998-1999; Associate, Ballard Spahr Andrews & Ingersoll LLP (law firm), 1995-1998.

---------------------------
* A Trustee who is an "interested person" as defined in the Investment Company Act.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust compensates the Independent Trustees in the amount of $2,000 per meeting, ($8,000 per year if all meetings attended), plus reimbursement for all out-of-pocket expenses.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through Forum Financial Group, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum federal rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser and Sub-Adviser are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser and Sub-Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser and Sub-Adviser seek to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser and Sub-Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser (or Sub-Adviser). Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser and Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser (or Sub-Adviser) under the Advisory Agreement (or Sub-Advisory Agreement). If, in the judgment of the Adviser (or Sub-Adviser), a Fund or other accounts managed by the Adviser (or Sub-Adviser) will be benefitted by supplemental research services, the Adviser (or Sub-Adviser) is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser (or Sub-Adviser) will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser (or Sub-Adviser) will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser (or Sub-Adviser) may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Advisor Class Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

CUSTODIAN

Chase Manhattan Bank acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act, as amended.

INDEPENDENT AUDITORS

Ernst & Young LLP, 2 Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as independent auditors to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

See next page.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------

FRIENDS IVORY FUNDS
DECEMBER 15, 1999

                                                    -------------------        ----------------------
                                                          SOCIAL                     EUROPEAN
                                                        AWARENESS                     SOCIAL
                                                           FUND                      AWARENESS
                                                                                       FUND
                                                    -------------------        ----------------------
ASSETS:
             Cash                                       $ 50,000                       $ 50,000
             Total Assets                               $ 50,000                       $ 50,000
LIABILITIES:                                                   -                           -
NET ASSETS:                                             $ 50,000                       $ 50,000
                                                        --------                       --------

Shares of beneficial interest issued and
outstanding (unlimited authorization--no par
value)- Advisor Shares                                  $  5,000                        $  5,000
                                                        ---------                       --------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - ADVISOR SHARES                        $  10.00                        $  10.00
                                                        --------                        --------

SEE ACCOMPANYING NOTES ON THE FOLLOWING PAGE.

NOTES TO FINANCIAL STATEMENTS
FRIENDS IVORY FUNDS
DECEMBER 15, 1999


1.  ORGANIZATION

Friends Ivory Funds (the "Trust") was organized as a Delaware business trust on September 29, 1999. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of two
Funds: Friends Ivory Social Awareness Fund and Friends Ivory European Social Awareness Fund (collectively the "Funds", and each of these, a "Fund"). The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds are authorized to offer an unlimited number of shares of beneficial interest with no par value. The Trust has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to Friends Ivory & Sime, Inc. (the "Manager") on December 15, 1999. The Manager absorbed all expenses of organizing the Trust.

The Trust offers Institutional and Advisor shares. There are currently no Institutional shares outstanding. Advisor shares are subject to a 12b-1/shareholder fee of 0.25% per year.


2.  SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Funds are as follows:

FEDERAL INCOME TAXES: Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income and gains to its shareholders which will be sufficient to relieve it from all federal income taxes. Therefore, no provision for federal income tax has been made.

USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets and liabilities when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from the amounts recorded.


3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust intends to enter into the following service agreements:

Under an Investment Advisory Agreement with the Trust, the Manager will act as investment adviser to each Fund. Friends, Ivory & Sime plc, an affiliate of the Manager, serves as the sub-adviser to the Friends Ivory European Social Awareness Fund and administers the Fund's investment program under the supervision of the Adviser. For its investment advisory services to the Trust, the Manager, will receive an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows:
Friends Ivory Social Awareness Fund, 0.75%; and Friends Ivory European Social Awareness Fund, 0.85%. The sub-adviser receives a sub-advisory fee from the Manager for its services calculated at the rate of 0.15% of the aggregate average daily net assets of the Friends Ivory European Social Awareness Fund. The Manager has agreed, on a voluntary basis, to waive all or a portion of its investment advisory fee. In addition, the Manager reserves the right to terminate its waivers and to reimburse expenses in order to keep total operating expenses from exceeding 0.65% for the Friends Ivory Social Awareness Fund and 0.86% for the Friends Ivory European Social Awareness Fund for a period of six months or from exceeding 1.25% and 1.70%, respectively, for a period of one year.

Under an Administration Agreement with the Trust, SEI Investments Management Corporation (the "Administrator") will provide the Trust with overall administrative and accounting services. For its services, the Administrator will receive an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.15% up to $100 million; 0.12% from $100 million to $300 million; 0.10% from $300 million to $600 million; and 0.08% in excess of $600 million. Each Fund pays the Administrator a minimum annual fee of $85,000 with a minimum of $10,000 per each additional class.

Under a Distribution Agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services.

Under a Custodian Agreement with the Trust, Chase Manhattan Bank will serve as custodian for the assets of the Trust.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholder and Board of Trustees
Friends Ivory Funds

We have audited the accompanying statements of assets and liabilities of Friends Ivory Funds (comprising, respectively, the Friends Ivory Social Awareness Fund and the Friends Ivory European Social Awareness Fund (the "Funds")) as of December 15, 1999. These statements of assets and liabilities are the responsibility of the Funds' management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of the respective Funds at December 15, 1999, in conformity with generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 16, 1999